SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 27, 1995

                        PENNROCK FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                 0-15040            23-2400021
- -----------------------------     -----------    ---------------------
(State or other jurisdiction      (Commission    (IRS Employer Ident.)
    of incorporation)             File Number)

    1060 Main Street, Blue Ball, PA                      17506
- -----------------------------------------              ----------
(Address of principal executive office)                (Zip Code)

                                       N/A
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)



Item 5.  Other Events.

The press release of PennRock Financial Services Corp. dated June 27, 1995 relating to the authorization of an open market stock repurchase program submitted as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description           Page Number
     ----------   --------------------------   ------------
         99          Press Release dated            3
                  June 27, 1995 of PennRock
                   Financial Services Corp.


                                    SIGNATURE
                                  ------------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        PennRock Financial Services Corp.
                                        By: /s/ Glenn H. Weaver
                                        ---------------------------------
                                           Glenn H. Weaver, President

Dated:  June 27, 1995